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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 28, 2003


                            NATIONAL CITY CORPORATION

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               (Exact Name of Registrant as Specified in Charter)


         Delaware                         1-10074                34-1111088
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     (State or Other Jurisdiction     (Commission File         (IRS Employer
          of Incorporation)               Number)
         Identification No.)


        1900 East Ninth Street, Cleveland, Ohio                44114-3484

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        (Address of Principal Executive Offices)               (Zip Code)


                                 (216) 222-2000

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              (Registrant's telephone number, including area code)







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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On October 28, 2003, National City Corporation (NYSE:NCC) issued a news release announcing the retirement of Vice Chairman Robert G. Siefers, effective the end of this year. Mr. Siefers has served National City for more than 30 years, holding his current position since 1997. A copy of the news release is attached as exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired:  None

(b) Pro Forma Financial Information:  None

(c) Exhibits:  99 - News Release dated October 28, 2003




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               National City Corporation

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                                                      (Registrant)


Dated: October 28, 2003                        By /s/ David L. Zoeller
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                                               David L. Zoeller
                                               Executive Vice President and
                                               General Counsel


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